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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 21, 2004
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-19557                 36-3777824
-------------------------------    --------------------    ---------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



      1955 W. Field Court, Lake Forest, Illinois             60045
      -------------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)



                                 (847) 803-4600
                       ----------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 20, 2004, a class action complaint was filed in the United States District Court for the Northern District of Illinois against Salton, Inc. (the "Company") and the Company's Chief Executive Officer and Senior Financial Officer. The complaint alleges that the defendants violated the federal securities laws, specifically Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 of the Securities and Exchange Commission, by making certain alleged false and misleading statements. The plaintiff seeks unspecified damages on behalf of a purported class of purchasers of the Company's securities during the period from November 11, 2002 through May 11, 2004. The Company believes that it has compelling defenses to the allegations contained in the complaint and intends to vigorously defend itself.

         This Form 8-K contains "forward-looking" statements. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements, including statements related to future results in any litigation. Words such as "anticipates," "believes," "intends" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results indicated by such forward-looking statements. Important factors that could cause results to differ include, but are not limited to, whether the Company will be able to successfully defend any lawsuit, including the purported securities class action, the inherent uncertainties and risks of litigation that may cause the Company to review and alter its litigation strategy and the risk of potential adverse rulings in any litigation. The Company does not undertake any obligation to update forward-looking statements.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 2004

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          -------------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director